EXHIBIT 99.9



[LOGO] Countrywide                                 Computational Materials For
------------------        Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company

===================================================================================================================================

                                                          Group 2
                                             ARM and Fixed       $350,008,026
                                                       Detailed Report

Summary of Loans in Statistical Calculation Pool                                                   Range
(As of Calculation Date)                                                                           -----

Total Number of Loans                                                    1,630
Total Outstanding Balance                                         $350,008,026
Average Loan Balance                                                  $214,729               $36,515 to $999,900
WA Mortgage Rate                                                        6.996%                4.625% to 13.125%
Net WAC                                                                 6.487%                4.116% to 12.616%
ARM Characteristics
       WA Gross Margin                                                  6.636%                2.750% to 11.875%
       WA Months to First Roll                                              31                     8 to 36
       WA First Periodic Cap                                            2.061%                1.000% to 7.000%
       WA Subsequent Periodic Cap                                       1.325%                1.000% to 3.000%
       WA Lifetime Cap                                                 13.736%                9.625% to 20.125%
       WA Lifetime Floor                                                6.988%                3.000% to 13.250%
WA Original Term (months)                                                  358                   120 to 360
WA Remaining Term (months)                                                 357                   120 to 360
WA LTV                                                                  79.50%                 9.72% to 100.00%
   Percentage of Pool with CLTV > 100%                                   0.00%
WA FICO                                                                    617
WA DTI%
Secured by (% of pool)         1 st Liens                              100.00%
                               2 nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                        82.27%



-------------------------------------------------------------------------------------------------------------------------------
Top 5 States:      Top 5 Prop:           Doc Types:        Purpose Codes        Occ Codes           Grades         Orig PP Term
-------------      -----------           ----------        -------------        ---------           ------         ------------

CA     46.84%     SFR     79.71%     FULL       75.51%     RCO     58.40%     OO     98.28%     A      82.05%     0      17.73%
MI      5.36%     PUD     12.63%     STATED     24.49%     PUR     34.03%     INV     1.44%     A-      6.05%     6       0.12%
FL      3.98%     CND     4.69%                            RNC     7.57%      2H      0.28%     B       7.16%     12      7.96%
CO      3.55%     2T4     2.31%                                                                 C       3.65%     24      3.27%
NJ      2.80%     3T4     0.63%                                                                 C-      0.93%     36     46.46%
                                                                                                D       0.17%     60      4.47%
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-1



[LOGO] Countrywide                                                                                     Computational Materials For
------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
===================================================================================================================================

                                                     Group 2
                                        ARM and Fixed       $350,008,026
                                                  Detailed Report
------------------------------------------------------------------------------------------------------------------------
                                                       Description
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR                     $60,971,594      383      17.42     $159,195        7.317      358.91      612      81.2
2/28 LIBOR - IO                $33,897,756      128       9.68     $264,826        6.442      358.71      645      80.6
3/27 LIBOR                    $110,937,500      565      31.70     $196,350        7.300      359.64      593      79.5
3/27 LIBOR - IO                $83,925,396      261      23.98     $321,553        6.596      358.98      632      80.8
FIXED 10YR                        $121,001        2       0.03      $60,501        8.586      120.00      595      61.8
FIXED 15YR                      $2,814,201       21       0.80     $134,010        7.176      179.46      615      72.1
FIXED 20YR                        $126,785        1       0.04     $126,785        8.650      235.00      562      90.0
FIXED 30YR                     $43,657,758      231      12.47     $188,995        7.140      359.14      623      77.2
FIXED 30YR - CC                 $5,135,200       13       1.47     $395,015        5.922      360.00      698      63.6
FIXED 30YR - IO                 $8,093,533       23       2.31     $351,893        6.658      358.91      631      73.9
FIXED 30/15 BALLN                 $327,301        2       0.09     $163,651        7.277      175.79      560      64.6
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                       Description
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
ARM 360                       $289,732,246    1,337      82.78     $216,703        6.999      359.19      615      80.4
Fixed 120                         $121,001        2       0.03      $60,501        8.586      120.00      595      61.8
Fixed 180                       $3,141,502       23       0.90     $136,587        7.186      179.07      610      71.3
Fixed 240                         $126,785        1       0.04     $126,785        8.650      235.00      562      90.0
Fixed 360                      $56,886,492      267      16.25     $213,058        6.961      359.18      631      75.5
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Balance
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00         $1,661,430       37       0.47      $44,904        8.793      340.33      574      69.8
$50,000.01 - $75,000.00         $7,988,031      123       2.28      $64,943        8.369      348.38      599      78.3
$75,000.01 - $100,000.00       $14,296,182      162       4.08      $88,248        7.986      356.75      600      81.2
$100,000.01 - $150,000.00      $41,416,532      331      11.83     $125,125        7.681      356.07      607      82.7
$150,000.01 - $200,000.00      $49,950,422      289      14.27     $172,839        7.311      357.77      613      80.2
$200,000.01 - $250,000.00      $39,455,157      174      11.27     $226,754        7.045      356.82      616      78.3
$250,000.01 - $300,000.00      $26,815,424       96       7.66     $279,327        6.753      358.98      632      80.1
$300,000.01 - $350,000.00      $39,722,197      120      11.35     $331,018        6.836      357.86      617      80.9
$350,000.01 - $400,000.00      $55,087,161      147      15.74     $374,743        6.551      356.86      627      79.0
$400,000.01 - $450,000.00      $27,655,296       65       7.90     $425,466        6.429      359.50      622      80.6
$450,000.01 - $500,000.00      $25,926,204       54       7.41     $480,115        6.589      359.43      623      77.4
$500,000.01 - $550,000.00       $4,268,600        8       1.22     $533,575        5.972      359.74      623      75.4
$550,000.01 - $600,000.00       $6,932,688       12       1.98     $577,724        6.685      359.35      615      70.8
$600,000.01 - $650,000.00       $3,179,800        5       0.91     $635,960        7.003      359.80      598      74.3


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-2


[LOGO] Countrywide                                                                                     Computational Materials For
------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
===================================================================================================================================

                                                     Group 2
                                        ARM and Fixed      $350,008,026
                                                  Detailed Report
------------------------------------------------------------------------------------------------------------------------
                                             Range of Current Balance
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00         $665,000        1       0.19     $665,000        6.125      360.00      625      70.0
$700,000.01 - $750,000.00       $2,246,000        3       0.64     $748,667        6.458      359.67      620      73.5
$800,000.01 - $850,000.00         $832,000        1       0.24     $832,000        6.125      360.00      622      70.8
> $900,000.00                   $1,909,900        2       0.55     $954,950        6.226      359.00      595      66.5
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


                                                     State
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
AK                                $210,508        1       0.06     $210,508        8.875      356.00      589      93.4
AL                              $1,064,777       12       0.30      $88,731        8.303      348.07      617      87.1
AR                                $531,541        6       0.15      $88,590        8.586      358.28      559      67.4
AZ                              $4,424,371       30       1.26     $147,479        7.135      354.98      629      81.8
CA                            $163,934,678      529      46.84     $309,895        6.495      358.02      630      77.5
CO                             $12,430,956       62       3.55     $200,499        7.017      359.14      625      84.3
CT                              $4,229,762       26       1.21     $162,683        7.672      354.98      588      80.1
DC                              $1,759,292        6       0.50     $293,215        8.166      359.23      590      78.3
FL                             $13,932,457       93       3.98     $149,811        7.131      355.22      613      79.8
GA                              $5,314,140       36       1.52     $147,615        8.186      358.98      592      87.2
HI                                $325,350        1       0.09     $325,350        7.750      359.00      637      94.3
IA                                $642,058        3       0.18     $214,019        9.021      359.33      619     100.0
ID                                $570,931        2       0.16     $285,466        6.687      359.83      574      83.3
IL                              $9,573,846       54       2.74     $177,293        7.736      357.54      608      81.3
IN                              $2,883,291       29       0.82      $99,424        7.737      353.39      600      86.6
KS                              $1,248,264       10       0.36     $124,826        8.612      358.62      591      88.5
KY                              $3,141,036       23       0.90     $136,567        7.634      328.58      624      83.4
LA                              $1,194,246       10       0.34     $119,425        7.991      358.70      597      81.7
MA                              $8,099,497       32       2.31     $253,109        6.961      359.60      583      68.2
MD                              $8,254,374       35       2.36     $235,839        7.132      359.60      608      80.0
ME                                $594,496        5       0.17     $118,899        7.754      357.28      575      75.5
MI                             $18,777,070      133       5.36     $141,181        7.860      357.76      593      81.6
MN                              $4,858,207       26       1.39     $186,854        7.461      359.22      575      82.4
MO                              $3,876,036       34       1.11     $114,001        7.908      359.27      614      87.3
MS                                $840,949        8       0.24     $105,119        9.033      345.56      586      78.2
MT                                $449,580        4       0.13     $112,395        8.989      358.68      565      86.8
NC                              $1,595,639       14       0.46     $113,974        8.295      354.37      593      79.7
ND                                $254,287        2       0.07     $127,143        8.769      358.69      554      86.5
NE                                 $54,000        1       0.02      $54,000        8.000      360.00      627      80.0
NH                              $2,202,907       11       0.63     $200,264        7.639      358.86      594      83.4
NJ                              $9,810,692       41       2.80     $239,285        7.457      353.80      570      76.0
NM                              $1,422,650        8       0.41     $177,831        8.212      347.55      597      87.9
NV                              $6,723,567       30       1.92     $224,119        6.363      359.52      658      85.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-3



[LOGO] Countrywide                                                                                     Computational Materials For
------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
===================================================================================================================================

                                                     Group 2
                                         ARM and Fixed      $350,008,026
                                                  Detailed Report
------------------------------------------------------------------------------------------------------------------------
                                                      State
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
NY                              $8,362,822       28       2.39     $298,672        7.186      359.11      606      76.4
OH                              $3,576,714       31       1.02     $115,378        7.588      349.84      619      90.6
OK                                $892,647       10       0.26      $89,265        8.564      336.52      587      86.0
OR                              $4,763,259       22       1.36     $216,512        6.834      359.24      619      81.9
PA                              $3,112,677       18       0.89     $172,926        7.401      356.52      606      81.8
RI                                $617,843        5       0.18     $123,569        6.907      359.18      620      72.8
SC                              $1,368,274        9       0.39     $152,030        8.840      359.46      569      83.4
SD                                $415,782        4       0.12     $103,946        7.323      358.74      621      90.4
TN                              $3,696,882       30       1.06     $123,229        8.133      357.15      607      84.8
TX                              $5,322,249       35       1.52     $152,064        7.456      359.30      624      84.7
UT                              $3,016,212       16       0.86     $188,513        6.610      357.83      621      80.0
VA                              $8,792,156       42       2.51     $209,337        7.495      359.08      606      82.6
VT                                $301,200        1       0.09     $301,200        6.875      360.00      551      70.4
WA                              $8,461,618       41       2.42     $206,381        6.717      359.20      636      78.3
WI                              $1,861,879       17       0.53     $109,522        7.830      359.10      591      78.7
WV                                $220,358        4       0.06      $55,090        9.548      355.29      612      82.4
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026     1,630    100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                               Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $9,363,923       56       2.68     $167,213        6.722      354.07      613      40.6
50.01 - 55.00                   $5,453,000       24       1.56     $227,208        6.854      357.84      594      52.7
55.01 - 60.00                   $9,574,234       41       2.74     $233,518        6.818      348.22      601      58.0
60.01 - 65.00                  $14,197,662       66       4.06     $215,116        6.995      352.13      586      63.0
65.01 - 70.00                  $27,700,958      108       7.91     $256,490        6.844      357.88      601      68.9
70.01 - 75.00                  $27,022,712      134       7.72     $201,662        7.211      358.13      584      73.7
75.01 - 80.00                 $134,015,988      589      38.29     $227,531        6.622      358.23      633      79.7
80.01 - 85.00                  $33,547,045      154       9.58     $217,838        7.211      359.19      608      84.1
85.01 - 90.00                  $47,291,154      221      13.51     $213,987        7.216      358.12      616      89.5
90.01 - 95.00                  $18,571,415       86       5.31     $215,947        7.737      357.86      612      94.6
95.01 - 100.00                 $23,269,936      151       6.65     $154,106        7.954      355.68      641      99.8
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   $5,771,926       18       1.65     $320,663        4.897      359.49      674      75.6
5.001 - 5.500                  $17,497,762       53       5.00     $330,146        5.396      359.62      671      77.5
5.501 - 6.000                  $50,809,761      181      14.52     $280,717        5.847      358.75      650      75.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-4



[LOGO] Countrywide                                                                                     Computational Materials For
------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
===================================================================================================================================

                                                     Group 2
                                         ARM and Fixed      $350,008,026
                                                  Detailed Report
------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                  $70,428,696      244      20.12     $288,642        6.342      357.10      624      77.9
6.501 - 7.000                  $68,168,068      285      19.48     $239,186        6.827      357.11      621      79.1
7.001 - 7.500                  $40,598,952      203      11.60     $199,995        7.321      356.29      607      80.0
7.501 - 8.000                  $40,115,529      237      11.46     $169,264        7.819      357.48      595      82.9
8.001 - 8.500                  $20,004,151      121       5.72     $165,324        8.345      357.65      582      83.9
8.501 - 9.000                  $18,198,715      135       5.20     $134,805        8.793      357.48      582      85.2
9.001 - 9.500                   $8,101,105       65       2.31     $124,632        9.290      356.87      560      82.6
9.501 - 10.000                  $6,629,598       55       1.89     $120,538        9.766      356.89      564      81.2
10.001 - 10.500                 $1,951,208       15       0.56     $130,081       10.273      357.86      564      85.8
10.501 - 11.000                 $1,373,861       13       0.39     $105,682       10.740      347.22      549      79.2
11.001 - 11.500                   $181,496        3       0.05      $60,499       11.351      313.49      571      78.6
11.501 - 12.000                   $115,200        1       0.03     $115,200       11.875      360.00      505      80.0
13.001 - 13.500                    $62,000        1       0.02      $62,000       13.125      360.00      637     100.0
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                   Property Type
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
SFR                           $279,004,997    1,348      79.71     $206,977        7.035      357.07      614      79.5
PUD                            $44,219,544      163      12.63     $271,286        6.628      358.89      628      80.2
CND                            $16,431,419       75       4.69     $219,086        7.013      358.70      636      80.8
2T4                             $8,088,613       35       2.31     $231,103        7.489      359.20      611      74.7
3T4                             $2,196,013        8       0.63     $274,502        7.365      359.71      627      71.9
4T4                                $67,440        1       0.02      $67,440        9.990      358.00      646      75.0
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                    Purpose
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
RCO                           $204,409,404      936      58.40     $218,386        7.094      356.55      602      76.8
PUR                           $119,113,794      551      34.03     $216,177        6.784      358.98      645      83.8
RNC                            $26,484,828      143       7.57     $185,209        7.198      357.41      609      81.1
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                    Occupancy
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
OO                            $343,982,043    1,594      98.28     $215,798        6.992      357.40      617      79.6
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-5



[LOGO] Countrywide                                                                                     Computational Materials For
------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
===================================================================================================================================

                                                     Group 2
                                         ARM and Fixed      $350,008,026
                                                  Detailed Report
------------------------------------------------------------------------------------------------------------------------
                                                    Occupancy
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
INV                             $5,047,784       31       1.44     $162,832        7.281      359.63      617      71.2
2H                                $978,200        5       0.28     $195,640        6.900      360.00      602      76.5
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                   Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
1 - 120                           $121,001        2       0.03      $60,501        8.586      120.00      595      61.8
121 - 180                       $3,141,502       23       0.90     $136,587        7.186      179.07      610      71.3
181 - 300                         $126,785        1       0.04     $126,785        8.650      235.00      562      90.0
301 - 360                     $346,618,738    1,604      99.03     $216,096        6.993      359.19      617      79.6
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
FULL                          $264,302,224    1,211      75.51     $218,251        6.923      357.82      614      80.8
STATED INCOME                  $85,705,802      419      24.49     $204,548        7.220      356.29      628      75.6
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
Unknown                           $415,300        1       0.12     $415,300        6.875      360.00               66.4
781 - 800                       $1,191,790        4       0.34     $297,947        5.940      359.56      793      85.0
761 - 780                       $2,700,283        8       0.77     $337,535        6.058      359.60      767      68.6
741 - 760                       $5,970,029       24       1.71     $248,751        5.994      358.78      752      77.6
721 - 740                       $9,831,591       41       2.81     $239,795        5.999      359.30      732      81.3
701 - 720                      $10,250,987       44       2.93     $232,977        6.445      350.03      710      83.8
681 - 700                      $14,388,889       64       4.11     $224,826        6.412      359.03      692      81.5
661 - 680                      $28,980,001      119       8.28     $243,529        6.446      358.46      670      80.5
641 - 660                      $40,965,379      191      11.70     $214,478        6.658      358.86      650      81.1
621 - 640                      $47,946,080      197      13.70     $243,381        6.723      357.26      629      81.4
601 - 620                      $46,845,746      218      13.38     $214,889        7.068      355.96      610      81.5
581 - 600                      $51,853,758      249      14.82     $208,248        7.216      358.83      590      80.6
561 - 580                      $29,565,439      152       8.45     $194,509        7.353      356.42      570      76.0
541 - 560                      $25,969,728      131       7.42     $198,242        7.691      357.50      550      76.2
521 - 540                      $21,388,745      115       6.11     $185,989        7.846      354.78      530      73.6


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-6



[LOGO] Countrywide                                                                                     Computational Materials For
------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
===================================================================================================================================

                                                     Group 2
                                        ARM and Fixed       $350,008,026
                                                  Detailed Report
------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
501 - 520                      $11,422,804       70       3.26     $163,183        8.236      359.45      510      73.4
<= 500                            $321,476        2       0.09     $160,738        9.695      354.39      490      82.8
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                    Grade
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
A                             $287,170,679    1,301      82.05     $220,731        6.866      357.70      628      80.8
A-                             $21,167,957       99       6.05     $213,818        7.207      356.44      584      75.8
B                              $25,047,442      132       7.16     $189,753        7.574      355.89      567      73.8
C                              $12,784,566       76       3.65     $168,218        8.034      355.86      556      70.3
C-                              $3,243,375       19       0.93     $170,704        8.336      358.80      560      70.4
D                                 $594,008        3       0.17     $198,003        8.158      360.00      518      61.9
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                    Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF      % OF       AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                      BALANCE       LOANS     TOTAL      BALANCE         WAC        TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------
0                              $62,042,934      306      17.73     $202,755        7.571      356.83      599      80.0
6                                 $404,832        2       0.12     $202,416        6.637      358.73      716      83.8
12                             $27,861,919      106       7.96     $262,848        7.094      357.65      619      77.0
24                             $81,440,513      385      23.27     $211,534        6.787      358.79      629      80.8
36                            $162,629,428      785      46.46     $207,171        6.916      357.31      617      80.0
60                             $15,628,400       46       4.47     $339,748        6.468      353.81      627      70.2
------------------------------------------------------------------------------------------------------------------------
                              $350,008,026    1,630     100.00     $214,729        6.996      357.44      617      79.5
------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll                      (Excludes  293  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
              WA      CURRENT     # OF    % OF    AVERAGE     GROSS     REMG.          ORIG
DESCRIPTION   MTR     BALANCE     LOANS   TOTAL   BALANCE      WAC      TERM    FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
7 - 12        10      $241,982       2     0.08   $120,991    8.954    345.72    492   80.0
13 - 18       18      $563,121       3     0.19   $187,707    8.355    353.62    613   79.1
19 - 24       23   $94,171,578     507    32.50   $185,743    6.995    358.89    624   81.0
25 - 31       31    $3,193,979      15     1.10   $212,932    8.162    354.60    559   81.7
32 - 37       35  $191,561,587     810    66.12   $236,496    6.976    359.44    611   80.0
----------------------------------------------------------------------------------------------------------------------------------
                  $289,732,246   1,337   100.00   $216,703    6.999    359.19    615   80.4
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-7



[LOGO] Countrywide                                                                                     Computational Materials For
------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
===================================================================================================================================

                                                     Group 2
                                        ARM and Fixed       $350,008,026
                                                  Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Margin                            (Excludes  293  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                      CURRENT      # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION           BALANCE      LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000          $236,950      2      0.08    $118,475    7.712   360.00   667   80.0
3.001 - 4.000        $6,585,624     20      2.27    $329,281    5.319   359.06   662   78.6
4.001 - 5.000       $32,279,913     97     11.14    $332,783    5.641   359.37   650   77.3
5.001 - 6.000       $69,665,953    235     24.04    $296,451    6.355   359.21   629   78.5
6.001 - 7.000       $76,648,295    327     26.45    $234,398    6.831   359.10   617   79.9
7.001 - 8.000       $54,005,901    284     18.64    $190,162    7.629   359.16   602   82.5
8.001 - 9.000       $36,960,424    264     12.76    $140,002    8.236   359.34   581   83.9
9.001 - 10.000      $11,264,457     90      3.89    $125,161    9.318   359.10   561   82.9
10.001 - 11.000      $1,756,894     15      0.61    $117,126   10.035   357.40   563   84.5
11.001 - 12.000        $327,836      3      0.11    $109,279   11.304   359.06   567   87.4
----------------------------------------------------------------------------------------------------------------------------------
6.636              $289,732,246  1,337    100.00    $216,703    6.999   359.19   615   80.4
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                         Range of Maximum Rates                              (Excludes  293  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                      CURRENT      # OF    % OF    AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION           BALANCE      LOANS   TOTAL   BALANCE      WAC     TERM    FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000         $124,000       1     0.04    $124,000    4.625   360.00   625   80.0
10.001 - 10.500        $747,608       4     0.26    $186,902    5.264   359.89   712   83.9
10.501 - 11.000      $2,610,870      13     0.90    $200,836    5.553   360.00   658   76.9
11.001 - 11.500      $2,676,440      11     0.92    $243,313    5.674   359.48   646   79.1
11.501 - 12.000     $14,118,818      59     4.87    $239,302    5.565   359.46   661   77.4
12.001 - 12.500     $20,265,968      72     6.99    $281,472    5.771   359.38   649   77.0
12.501 - 13.000     $43,311,311     166    14.95    $260,912    6.106   359.30   638   78.5
13.001 - 13.500     $60,144,025     221    20.76    $272,145    6.506   359.25   621   79.4
13.501 - 14.000     $53,637,319     233    18.51    $230,203    7.099   359.10   610   80.4
14.001 - 14.500     $29,322,340     141    10.12    $207,960    7.520   359.09   601   81.7
14.501 - 15.000     $23,479,123     145     8.10    $161,925    7.994   359.16   587   82.7
15.001 - 15.500     $14,184,588      85     4.90    $166,878    8.479   358.98   575   83.3
15.501 - 16.000     $12,007,982      82     4.14    $146,439    8.889   358.84   581   85.9
16.001 - 16.500      $5,380,769      42     1.86    $128,114    9.303   359.21   561   84.7
16.501 - 17.000      $5,084,446      42     1.75    $121,058    9.772   358.69   557   83.5
17.001 - 17.500      $1,350,583      10     0.47    $135,058   10.279   357.40   573   90.6
17.501 - 18.000        $686,337       5     0.24    $137,267   10.799   359.18   549   83.7
18.001 - 18.500        $136,593       2     0.05     $68,296   11.394   357.70   585   92.1
18.501 - 19.000        $401,128       2     0.14    $200,564    7.687   358.57   601   80.0
> 19.500                $62,000       1     0.02     $62,000   13.125   360.00   637  100.0
----------------------------------------------------------------------------------------------------------------------------------
13.736             $289,732,246   1,337   100.00    $216,703    6.999   359.19   615   80.4
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-8